EXHIBIT 10

                    Glimcher Realty Trust
                    20 South Third Street
                    Columbus, Ohio  43215



                                  March 11, 1996


Retail Property Investors, Inc.
PaineWebber Retail Property Investors, Ltd.
PaineWebber Retail Property Investments
  Joint Venture
PaineWebber College Plaza, L.P.
PaineWebber Marion Towne, L.P.
c/o PaineWebber Properties Incorporated
265 Franklin Street, 16th Floor
Boston, MA  02110

  RE:        Purchase and Sale Agreement
             ---------------------------
Gentlemen:

  Reference is made to the Purchase and Sale Agreement among us dated as of the date hereof (the "Sale Agreement"). All initially capitalized terms used herein shall have the meanings set forth in the Sale Agreement.

  1. Indebtedness. The Sale Agreement provides that the sale of the Properties will be subject to the Assumed Indebtedness. Notwithstanding the provisions of the Sale Agreement to the contrary, (a) in the event that the holder of any Assumed Indebtedness requires that Purchaser assume such Assumed Indebtedness as a condition to such holder's consent to the transactions contemplated by the Sale Agreement, Purchaser will, as of the Escrow Closing Date, assume such Assumed Indebtedness if the Closing occurs and
(b) notwithstanding the provisions of Sections 8.7 and 10.2(d) of the Sale Agreement, neither Sellers nor Purchaser shall have the right to terminate the Sale Agreement by reason of the unwillingness of any such holder of Assumed Indebtedness to release the applicable Seller (or any other obligor or guarantor thereunder) from the obligations under such Assumed Indebtedness and (c) if the holder of any Assumed Indebtedness does not so release the applicable Seller (or any other obligor or guarantor thereunder), Purchaser shall, if the Closing occurs, as of the Escrow Closing Date (x) assume such Assumed Indebtedness and (y) indemnify, defend and hold the Sellers (and any other obligor or guarantor thereunder) harmless from and against any and all claims, losses, demands or causes of action arising under the Assumed Indebtedness. Sellers shall retain the ability to terminate the Sale Agreement if the holder of any Assumed Indebtedness asserts any claims or makes any additional demands or imposes any additional conditions on Sellers which, in Sellers' reasonable business judgment would prevent any Seller from liquidating or require Sellers to maintain or increase reserves upon liquidation.

  In the event the Existing Indebtedness with respect to Aviation Plaza or Crossing Meadows is not assumable, such Existing Indebtedness shall automatically become Prepaid Indebtedness and Schedules 2a and 2p shall be deemed to be automatically revised accordingly. Purchaser has the right to cause any Assumed Indebtedness to be Prepaid Indebtedness and any Prepaid Indebtedness to be Assumed Indebtedness (and Schedules 2a and 2p shall be deemed to be automatically revised accordingly).

  2. Claims by Sellers. In the event claims, demands, suits or legal proceedings instituted by any of the Sellers are not resolved prior to the Escrow Closing Date (i) the Sellers shall continue the prosecution thereof and shall receive any awards or benefits resulting from the resolution of such claim, demand, suit or legal proceeding if the Sellers have substantially corrected the problem which is the basis of such claim by the Escrow Closing Date; and (ii) the Purchaser may assume the prosecution thereof and shall receive any awards or benefits resulting from the resolution of such claim, demand, suit or legal proceeding if the Sellers have not substantially corrected the problem which is the basis of such claim by the Escrow Closing Date. In the event claims, demands, suits or legal proceeding instituted by any of the Sellers are not resolved prior to the Closing Date, Sellers shall cooperate with Purchaser to substitute Purchaser as plaintiff in actions listed in clause (ii) in the preceding sentence within a reasonable period of time after the Closing Date.

  3. Closing Escrow Agreement. During the Study Period, Purchaser and Sellers agree to endeavor to cause Closing Escrow Agent to execute the Closing Escrow Agreement and to negotiate in good faith any changes thereto required by Closing Escrow Agent.

  4. Termination of Management Agreements. The obligation of Purchaser to consummate the transactions to be performed by it in connection with the Escrow Closing is subject to Sellers having terminated all managers of the Projects.

  5. Covenant Regarding Encumbrances. From and after the date hereof, Sellers hereby covenant and agree not to voluntarily encumber the Projects (specifically excluding leases permitted under the Sale Agreement and revisions to Existing Indebtedness permitted under the Sale Agreement); provided, however, that the Sellers may voluntarily encumber any Project during the Study Period with the consent of the Purchaser or if such encumbrance is removed on or before the Escrow Closing Date.

  6. Mechanic's Liens and Title. Sellers hereby agree to discharge, bond over or provide other affirmative title coverage for any mechanics' liens or other materialmens' liens disclosed in the schedules to the Sale Agreement or which appear of record on or before the Escrow Closing Date. Notwithstanding the provisions of the Sale Agreement to the contrary, (a) Sellers shall not be required to give a gap indemnification to the title company, and (b) Sellers (or, if Sellers have liquidated or are not able to meet their financial obligations, PaineWebber) hereby agree to indemnify, defend and hold Purchaser harmless from and against any damages, liabilities, losses, taxes, fines, penalties, costs and expenses (including, without limitation, reasonable fees of counsel) incurred by Purchaser as a result of (i) matters appearing of record after the Escrow Closing Date which arose prior to the Escrow Closing Date and are not related to matters for which the Purchaser is responsible under the Sale Agreement, and/or (ii) matters appearing of record after the Escrow Closing Date but before the Closing Date regardless of when they arose which are not (A) related to the Projects or (B) Purchaser's responsibility under the Sale Agreement. The indemnification set forth in the previous sentence is subject to the provisions of Sections
6.4 and 6.5 of the Sale Agreement as if the indemnification arose under Section 6.3 of the Sale Agreement with all such Sections applying to Sellers and PaineWebber (mutatis mutandis where necessary).

                              Very truly yours,

                              GLIMCHER REALTY TRUST


                              By:  /s/ Herbert Glimcher
                                   -------------------------

                              Name:  Herbert Glimcher
                              Title: Chairman


AGREED TO AND ACKNOWLEDGED BY:

RETAIL PROPERTY INVESTORS, INC.


By: /s/ Lawrence A. Cohen
    ----------------------
Name:  Lawrence A. Cohen
Title: Chief Executive Officer
       and President

PAINEWEBBER RETAIL PROPERTY
  INVESTMENTS, LTD.

    By: Retail Property Investors, Inc.,
        General Partner

        By: /s/ Lawrence A. Cohen
            --------------------------
            Name:  Lawrence A. Cohen
            Title: Chief Executive Officer
                   and President

PAINEWEBBER RETAIL PROPERTY
  INVESTMENTS JOINT VENTURE

    By: Retail Property Investors, Inc.,
          a Venturer thereof

        By: /s/ Lawrence A. Cohen
            ----------------------------
            Name:  Lawrence A. Cohen
            Title: Chief Executive Officer
                   and President

        By: PaineWebber Properties Incorporated,
            a Venturer thereof


            By:/s/ Lawrence A. Cohen
               --------------------------
               Name:  Lawrence A. Cohen
               Title: Chief Executive Officer
                      and President

PAINEWEBBER COLLEGE PLAZA, L.P.

By: Retail Property Investors, Inc.,
    General Partner


    By: /s/ Lawrence A. Cohen
        --------------------------
        Name:  Lawrence A. Cohen
        Title: Chief Executive Officer
               and President


PAINEWEBBER MARION TOWNE, L.P.

By: Retail Property Investors, Inc.,
    General Partner

    By: /s/ Lawrence A. Cohen
        ------------------------
        Name:  Lawrence A. Cohen
        Title: Chief Executive Officer
               and President

The provisions of paragraph 6 above are hereby acknowledged and agreed to:

PAINEWEBBER INCORPORATED


By:/s/ Terrence E. Fancher
   ------------------------
    Name:  Terrence E. Fancher
    Title: Managing Director

                  Retail Property Investors, Inc.
            PaineWebber Retail Property Investors, Ltd.
       PaineWebber Retail Property Investments Joint Venture
                  PaineWebber College Plaza, L.P.
                  PaineWebber Marion Towne, L.P.
              c/o PaineWebber Properties Incorporated
                  265 Franklin Street, 16th Floor
                         Boston, MA  02110


                                             May 12, 1996


BY HAND

Glimcher Realty Trust
20 South Third Street
Columbus, Ohio  43215
Attn: Herbert Glimcher, Chairman
         and Fred A. Zantello

and

Lawyers Title Insurance Corporation
708 Third Avenue
New York, New York 10017
Attn: Kathryn Andriko, Esq.

     RE: Extension under that certain Purchase and Sale Agreement (the "Sale Agreement") dated as of March 11, 1996 by and among Retail Property Investors, Inc., et al
          (collectively, the "Sellers") and Glimcher Realty Trust
          (the "Purchaser")

Ladies and Gentlemen:

     Reference is made to (a) the Sale Agreement and (b) that certain Deposit Escrow Agreement (the "Deposit Escrow Agent") dated as of March 11, 1996 by and among the Sellers, Purchaser and Lawyers Title Insurance Corporation (the "Deposit Escrow Agent"). All initially capitalized terms used herein shall have the meanings set forth in the Sale Agreement.

     The Study Period expired at 5:00 pm on May 10, 1996. The Purchaser has given certain Notices of Material Concern with regard to (i) certain debt related matters, (ii) certain lease and revenue related matters and (iii) certain structural related matters (collectively, the "Material Concerns"). Sellers and Purchaser are in the process of attempting to resolve the Material Concerns.

     Under the terms of the Sale Agreement, unless all Material Concerns are resolved by 10:00 am on the Business Day following the expiration of the Study Period, the Sale Agreement terminates. Purchaser and Sellers desire to attempt to resolve the material concerns. Sellers and Purchaser hereby acknowledge and agree that the execution and delivery of this extension does not waive any claims which any party may have against the other whether or not such claim arose prior to the execution of this extension.

     Purchaser and Sellers hereby agree to delete the first sentence of Section 9.1 of the Sale Agreement and replace the following therefor: (changes from Sale Agreement shown in italics)

     Subject to the terms of this Agreement, Sellers and the Purchaser have agreed to close the purchase and sale of the Properties in escrow (the "Escrow Closing") at the offices of Goodwin, Procter & Hoar, Exchange Place, Boston, MA (or such other place as may be mutually agreed to by Sellers and Purchaser) at 5:00 pm Boston time on the Second (2nd) Business Day following the expiration of the Study Period (the "Escrow Closing Date"), or such other date and time as may be mutually agreed upon in writing by Sellers and Purchaser; provided, however, that if all Material Concerns have been resolved on or before the Escrow Closing Date, Sellers and Purchaser shall each have the right to one extension of the date on which the Escrow Closing will occur without cost or penalty for a period of up to five (5) Business Days by notice to the other for the exclusive purpose of satisfying the conditions contained in Sections 10.1 and 10.2 below.

     Sellers and Purchaser hereby agree to amend Section 16 of the Sale Agreement and Section 7 of the Deposit Escrow Agreement to include delivery of notices by facsimile if sent to the addressee at the number indicated below and also concurrently sent by one of the methods listed in Section 16 of the Sale Agreement and Section 7 of the Deposit Escrow Agreement, respectively:


If to Purchaser: Attn: Herbert Glimcher and Fred Zantello  (614)
621-9321
If to Robinson Silverman Pearce Aronsohn & Berman LLP: Attn: Alan Pearce (212) 541-4630
If to Sellers: Attn: Lawrence A. Cohen (212) 713-1372
If to Goodwin, Procter & Hoar: Attn: Gilbert G. Menna, P.C. (617)
523-1231
If to Campbell & Riggs: Attn: Carole Riggs (713) 621-5453
If to PaineWebber:  Attn: Terrence Fancher (212) 713-7949
If to Fried, Frank, Harris, Shriver & Jacobson: Attn: Matt Morley
(202) 639-7003

     Except as expressly modified herein the Sale Agreement and the Deposit Escrow Agreement are hereby ratified and confirmed in all respects.

     This letter agreement is executed as an instrument under seal in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.


RETAIL PROPERTY INVESTORS, INC.


By: /s/ Lawrence A. Cohen
    ----------------------
Name:  Lawrence A. Cohen
Title: Chief Executive Officer and President

PAINEWEBBER RETAIL PROPERTY
  INVESTMENTS, LTD.

       By: Retail Property Investors, Inc.,
           General Partner

           By: /s/ Lawrence A. Cohen
               -------------------------
           Name:  Lawrence A. Cohen
           Title: Chief Executive Officer and President

PAINEWEBBER RETAIL PROPERTY
 INVESTMENTS JOINT VENTURE

       By: Retail Property Investors, Inc.,
           a Venturer thereof

           By: /s/ Lawrence A. Cohen
               ------------------------
           Name:  Lawrence A. Cohen
           Title: Chief Executive Officer and President

       By: PaineWebber Properties Incorporated,
           a Venturer thereof


           By: /s/ Lawrence A. Cohen
               -------------------------
           Name:  Lawrence A. Cohen
           Title: Chief Executive Officer and President

PAINEWEBBER COLLEGE PLAZA, L.P.

By: Retail Property Investors, Inc.,
    General Partner


    By: /s/ Lawrence A. Cohen
        --------------------------
    Name:  Lawrence A. Cohen
    Title: Chief Executive Officer and President


PAINEWEBBER MARION TOWNE, L.P.

By: Retail Property Investors, Inc.,
    General Partner

    By: /s/ Lawrence A. Cohen
        -------------------------
    Name:  Lawrence A. Cohen
    Title: Chief Executive Officer and President


                              Acknowledged and agreed to:

                              PAINEWEBBER INCORPORATED


                              By:/s/ Terrence E. Fancher
                                 ---------------------------
                              Name:  Terrence E. Fancher
                              Title:  Managing Director

                              Acknowledged and agreed to:

                              GLIMCHER REALTY TRUST

                              By:/s/ Herbert Glimcher
                                 ------------------------
                              Name:  Herbert Glimcher
                              Title: Chairman

                       Glimcher Realty Trust
                       20 South Third Street
                       Columbus, Ohio  43215




                                             As of May 14, 1996



Retail Property Investors, Inc.
PaineWebber Retail Property Investors, Ltd.
PaineWebber Retail Property Investments
          Joint Venture
PaineWebber College Plaza, L.P.
PaineWebber Marion Towne, L.P.
c/o PaineWebber Properties Incorporated
265 Franklin Street, 16th Floor
Boston, MA  02110

     Re:  Amendment to Purchase and Sale Agreement (the "Sale
          Agreement") dated as of March 11, 1996 by and among Retail Property Investors, Inc., et al (collectively, the "Sellers") and Glimcher Realty Trust (the
          "Purchaser")


Gentlemen:

     Reference is made to (a) the Sale Agreement and (b) that certain Deposit Escrow Agreement (the "Deposit Escrow Agent") dated as of March 11, 1996 by and among the Sellers, Purchaser and Lawyers Title Insurance Corporation (the "Deposit Escrow Agent"). All initially capitalized terms used herein shall have the meanings set forth in the Sale Agreement.

     The Study Period expired at 5:00 pm on May 10, 1996. The Purchaser has given certain Notices of Material Concern with regard to (i) certain debt related matters, (ii) certain lease and revenue related matters (including issues related to tenant estoppel certificates) and (iii) certain structural related matters (collectively, the "Material Concerns"). Sellers and Purchaser extended to May 14, 1996 the Escrow Closing Date pursuant to that certain letter agreement dated May 12, 1996. In consideration of the resolution of the Material Concerns, Sellers and Purchaser have agreed to amend the Sale Agreement on the terms and conditions herein contained.

     Sellers and Purchaser have agreed that for purposes of raising Material Concerns and for calculating "Cash Flow" during the "Initial Term" (as such terms are defined in the Management Agreement) of the Management Agreement, the Escrow Closing Date shall be deemed to be May 14, 1996.

     Schedules 2(a) and 2(p) to the Sale Agreement are hereby deleted and Schedules 2(a.1) and 2(p.1) attached hereto are replaced therefor.

     Schedule 3.2 and the first and second sentences of Section
3.2 of the Sale Agreement are hereby deleted and the following replaced therefor:

          The Purchase Price (and all other capitalized costs and other amounts treated as purchase price for federal income tax purposes) shall be allocated among the Properties (solely for federal, state and local tax reporting purposes) as indicated by the Purchaser at the Escrow Closing with the prior consent of the Sellers, which consent will not be unreasonably withheld.

     The first clause of Section 3.1 of the Sale Agreement is hereby deleted and the following replaced therefor:

          3.1 Purchase Price. The Purchase Price for the Properties shall be One Hundred Ninety Seven Million Dollars ($197,000,000.00), which, subject to the terms and conditions hereinafter set forth, shall be paid as follows:

     The first sentence of Section 9.1 of the Sale Agreement is hereby deleted and the following replaced therefor:

          The Escrow Closing shall occur at the offices of Goodwin Procter & Hoar LLP, Exchange Place, Boston, MA at 10:00 am on May 30, 1996 (or such other date, time and place as may be mutually agreed upon by Sellers and Purchaser) (except as provided above, the "Escrow Closing Date"); provided, however, that Sellers and Purchaser shall each have the right to one extension of the date on which the Escrow Closing would occur without cost or penalty for a period of up to five (5) Business Days by notice to the other for the exclusive purpose of satisfying the conditions contained in Sections 10.1 and 10.2 below.

     In the event the Escrow Closing has not occurred on or before June 6, 1996 Purchaser shall extend the expiration of the Letter of Credit representing the Deposit to not sooner than ten (10) Business Days after the then anticipated date on which the Escrow Closing would occur. If the Letter of Credit has not been so extended on or before June 7, 1996, Sellers and Purchaser each hereby direct the Deposit Escrow Agent to draw upon the Letter of Credit and hold the proceeds thereof in escrow under the terms of the Deposit Escrow Agreement.

     Notwithstanding the terms and conditions of the Sale Agreement and this Amendment to the contrary, Sellers agree to work with Purchaser and to cause their certified public accountants, lawyers and tax advisors to work with Purchaser and Purchaser's certified public accountants, lawyers and tax advisors in an effort to increase the Purchase Price (to be finally determined on or before the Escrow Closing Date) by up to $4,000,000, with the amount of any such increase to be deposited into escrow at Closing for Purchaser to make capital expenditures to the Properties; provided, however, that the failure to reach mutually acceptable agreement on such an increase in the Purchase Price shall not be a condition precedent to performance or default by either party under the Sale Agreement. Nothing contained in this paragraph is intended to change the net proceeds which would be payable to Sellers at Closing.

     Purchaser has conducted extensive investigations during the Study Period and Sellers and Purchaser therefore each acknowledge and agree that all existing Material Concerns have been resolved by mutual agreement pursuant to this amendment and no further Material Concerns may be raised under the Sale Agreement (except to the extent the holders of the Existing Indebtedness on Crossroads Center and/or Logan Place require prepayment of principal (exclusive of premiums thereon, if any) in amounts materially greater than those set forth on Schedule 2(p.1)).

     Purchaser has consented to the Sellers entering into the those certain Amendment to Mortgage and Release of Cross Collateralization Agreements with respect to the Properties which were subject to Existing Indebtedness held by Aetna on the date of the Sale Agreement, substantially in the form forwarded by Campbell and Riggs to Fred Zantello under cover dated April 26, 1996 (the "Aetna Amendments"). Sellers agree to execute and deliver the Aetna Amendments on or before the Escrow Closing.

     Sellers shall authorize and approve, under the terms of the Management Agreement, the Manager entering into contracts to perform the work described on the excerpt from the Fiscal 1996 Annual Budget attached hereto (the "Capital Budget"). The contracts shall be in amounts not to exceed the then unexpended amount budgeted therefor in the Capital Budget. Sellers shall cause the invoices rendered under such contracts to be paid outside of the calculation of "Cash Flow" under the Management Agreement. Nothing contained in this paragraph is intended otherwise to change the duties and obligations of the parties under the Management Agreement.

     Sellers hereby covenant and agree to use their diligent efforts to obtain consent of the holders of the applicable Assumed Indebtedness and if such consent is obtained, to convey Applewood and Piedmont to the holder of the Assumed Indebtedness on each such Property at or prior to Closing in satisfaction of the Assumed Indebtedness secured exclusively by such Property; provided, however, that such diligent efforts shall not require Sellers to threaten or commence litigation or expend funds and shall in all cases be without liability to Sellers and without continuing liability to Sellers (i.e. the debt shall be satisfied as if it were Prepaid Indebtedness). Although the net proceeds payable to Sellers will not change, if such transactions are accomplished, the Purchase Price under such a scenario would be reduced by the amount of the then outstanding principal balance of the Assumed Indebtedness secured exclusively by such Property and the Purchaser shall not assume the loans secured by the applicable Property and Schedule 2(a.1) shall be deemed to be revised accordingly. Purchaser's obligations under the Sale Agreement are not conditioned on the accomplishment by Sellers of the conveyance referenced in the first sentence of this paragraph.

     Sellers hereby covenant and agree to cause those portions of the roofs on Barren River Plaza and Applewood (if conveyed to Purchaser) that contain phenolic foam insulation to be repaired or to have a repair program in place at Closing, in each case in accordance with the recommendations of a roofing engineer mutually acceptable to Sellers and Purchaser. Sellers shall cause the costs for such repairs to be paid outside of the calculation of "Cash Flow" under the Management Agreement, in the event such repairs are made prior to the Closing, and if such repairs are
made on or after the Closing, at no cost to Purchaser.   Sellers
intend to pursue warranty claims with manufacturers of the phenolic foam insulation. Purchaser hereby acknowledges and agrees that Sellers shall be entitled to retain any and all claims against such manufacturers, Purchaser shall assign any such claims to Sellers to the extent necessary to enable Sellers to pursue such claims after the Closing, and Purchaser shall cooperate with Sellers in the pursuit of such claims. In the event Purchasers receives any payments from such manufacturers for such claims, all such receipts shall be remitted to Sellers.

     The provisions of Section 26 of the Sale Agreement are hereby incorporated herein by this reference.

     The following is hereby added to the end of Section 8.7:

          Purchaser shall have the right to contact holders of the Existing Indebtedness after the Escrow Closing Date in an effort to negotiate modifications to such Existing Indebtedness; provided, however, that Sellers shall not be obligated to execute any documents in connection with such negotiations or proposed modifications and no such modifications shall be effective unless the Closing occurs. Purchaser shall notify Sellers at least five (5) days prior to any contact with the holders of any Existing Indebtedness and shall keep Sellers informed about the substance of the proposed negotiations and shall forward drafts of any proposed modifications to Sellers and shall consult with Sellers regarding such drafts and the status of such negotiations.

     Except as expressly modified herein, the Sale Agreement and the Deposit Escrow Agreement are hereby ratified and confirmed in all respects.

     This letter agreement is executed as an instrument under seal in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

                              GLIMCHER REALTY TRUST


                              By: /s/ Herbert Glimcher
                                 ----------------------
                              Name:  Herbert Glimcher
                              Title: Chairman



AGREED TO AND ACKNOWLEDGED BY:

RETAIL PROPERTY INVESTORS, INC.


By: /s/ Lawrence A. Cohen
    ---------------------------
Name:  Lawrence A. Cohen
Title: President and Chief Executive Officer

PAINEWEBBER RETAIL PROPERTY
  INVESTMENTS, LTD.

    By:    Retail Property Investors, Inc.,
            General Partner


       By: /s/ Lawrence A. Cohen
           ----------------------------
       Name:  Lawrence A. Cohen
       Title:  President and Chief Executive Officer

PAINEWEBBER RETAIL PROPERTY
  INVESTMENTS JOINT VENTURE

    By:  Retail Property Investors, Inc.,
         a Venturer thereof


       By: /s/ Lawrence A. Cohen
           -----------------------------
       Name:  Lawrence A. Cohen
       Title: President and Chief Executive Officer

    By:  PaineWebber Properties Incorporated,
         a Venturer thereof


       By: /s/ Lawrence A. Cohen
           -------------------------
       Name:  Lawrence A. Cohen
       Title: President and Chief Executive Officer

PAINEWEBBER COLLEGE PLAZA, L.P.

By: Retail Property Investors, Inc.,
    General Partner


       By: /s/ Lawrence A. Cohen
           -------------------------
       Name:  Lawrence A. Cohen
       Title: President and Chief Executive Officer


PAINEWEBBER MARION TOWNE, L.P.

By: Retail Property Investors, Inc.,
    General Partner


    By: /s/ Lawrence A. Cohen
        ----------------------------
    Name:  Lawrence A. Cohen
    Title: President and Chief Executive Officer


Acknowledged and Agreed to:

PAINEWEBBER INCORPORATED


By: /s/ Terrence E. Fancher
    ----------------------------
Name:  Terrence E. Fancher
Title: Managing Director

                             Schedule 2(a.1)

                Loan                    Lender
   (referenced by associated property)

        Applewood Village               Modern Woodman
        Artesian Square                 Travelers
        Audubon Village                 Royal
        Aviation Plaza                  General American
        Barren River Plaza              Nationwide*
        Crossing Meadows                General American
        Crossroads Center               Aetna**
        Cumberland Crossing             Nationwide*
        East Pointe Plaza               Nationwide*
        Lexington Parkway Plaza         Royal
        Logan Place                     Travelers**
        Marion Towne Center             IDS Financial*
        Piedmont Plaza                  Travelers
        Roane County Plaza              Royal
        Village Plaza                   Aetna
        Southside Plaza                 Lincoln National

*Interest Rates were reset per Larry Cohen's Letter
**Principal Reductions required per Schedule 2(p.1)

                             Schedule 2(p.1)
                          Prepaid Indebtedness

      Loan                 Lender        Principal Payoff Required
(referenced by associated                (exclusive of prepayment
property)                                   premium)



College Plaza                First Union    Full Payoff
Cross Creek Plaza            ITT            Full Payoff
Cypress Bay Plaza            ITT            Full Payoff
Franklin Square              First Union    Full Payoff
Walterboro Plaza             ITT            Full Payoff
Sycamore                                    AetnaFull Payoff
Crossroads Center            Aetna          ($740,000 principal
reduction                                   required)
Logan Place                  Travelers      ($1,315,000 principal
reduction                                   required)

                          Glimcher Realty Trust
                          20 South Third Street
                          Columbus, Ohio  43215




                                             May 30, 1996



Retail Property Investors, Inc.
PaineWebber Retail Property Investors, Ltd.
PaineWebber Retail Property Investments
          Joint Venture
PaineWebber College Plaza, L.P.
PaineWebber Marion Towne, L.P.
c/o PaineWebber Properties Incorporated
265 Franklin Street, 16th Floor
Boston, MA  02110

     Re:  Amendment to Purchase and Sale Agreement (the "Sale
          Agreement") dated as of March 11, 1996 by and among Retail Property Investors, Inc., et al (collectively, the "Sellers") and Glimcher Realty Trust (the "Purchaser")


Gentlemen:

     Reference is made to (a) the Sale Agreement, as amended by Letter Agreement (the "First Amendment") dated as of May 14, 1996 and (b) that certain Deposit Escrow Agreement (the "Deposit Escrow Agent") dated as of March 11, 1996 by and among the Sellers, Purchaser and Lawyers Title Insurance Corporation (the "Deposit Escrow Agent"). All initially capitalized terms used herein shall have the meanings set forth in the Sale Agreement.

     By mutual agreement, the first sentence of Section 9.1 of the Sale Agreement is hereby deleted and the following replaced therefor:

          The Escrow Closing shall occur at the offices of Goodwin Procter & Hoar LLP, Exchange Place, Boston, MA at 10:00 am on June 6, 1996 (or such other date, time and place as may be mutually agreed upon by Sellers and Purchaser) (except as provided in the First Amendment, the "Escrow Closing Date"); provided, however, that Sellers and Purchaser shall each have the right to one extension of the date on which the Escrow Closing would occur without cost or penalty for a period of up to five (5) Business Days by notice to the other for the exclusive purpose of satisfying the conditions contained in Sections 10.1 and
          10.2 below.

     In the event the Escrow Closing has not occurred on or before June 6, 1996 Purchaser shall extend the expiration of the Letter of Credit representing the Deposit to not sooner than ten (10) Business Days after the then anticipated date on which the Escrow Closing would occur. If the Letter of Credit has not been so extended on or before June 7, 1996, Sellers and Purchaser each hereby direct the Deposit Escrow Agent to draw upon the Letter of Credit and hold the proceeds thereof in escrow under the terms of the Deposit Escrow Agreement.

     This letter agreement is executed as an instrument under seal in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.


                              GLIMCHER REALTY TRUST



                              By: /s/ Herbert Glimcher
                                  ---------------------
                              Name:  Herbert Glimcher
                              Title:  Chairman

AGREED TO AND ACKNOWLEDGED BY:


RETAIL PROPERTY INVESTORS, INC.


By: /s/ Lawrence A. Cohen
    ---------------------------------
Name:  Lawrence A. Cohen
Title:  President and Chief Executive Officer

PAINEWEBBER RETAIL PROPERTY
  INVESTMENTS, LTD.

       By: Retail Property Investors, Inc.,
           General Partner


           By: /s/ Lawrence A. Cohen
              -------------------------
           Name:  Lawrence A. Cohen
           Title: President and Chief Executive Officer

PAINEWEBBER RETAIL PROPERTY
  INVESTMENTS JOINT VENTURE

       By: Retail Property Investors, Inc.,
             a Venturer thereof


           By: /s/ Lawrence A. Cohen
               -------------------------
           Name:  Lawrence A. Cohen
           Title: President and Chief Executive Officer


       By: PaineWebber Properties Incorporated,
           a Venturer thereof


           By: /s/ Lawrence A. Cohen
               ------------------------
           Name:  Lawrence A. Cohen
           Title: President and Chief Executive Officer

PAINEWEBBER COLLEGE PLAZA, L.P.

By: Retail Property Investors, Inc.,
    General Partner


    By: /s/ Lawrence A. Cohen
       ------------------------------
    Name:  Lawrence A. Cohen
    Title: President and Chief Executive Officer


PAINEWEBBER MARION TOWNE, L.P.

By: Retail Property Investors, Inc.,
    General Partner


    By: /s/ Lawrence A. Cohen
       ----------------------------
    Name:  Lawrence A. Cohen
    Title: President and Chief Executive Officer


Acknowledged and Agreed to:

PAINEWEBBER INCORPORATED


By: /s/ Terrence E. Fancher
    ---------------------------
Name:  Terrence E. Fancher
Title: Managing Director
                          Glimcher Realty Trust
                          20 South Third Street
                          Columbus, Ohio  43215




                                             June 6, 1996



Retail Property Investors, Inc.
PaineWebber Retail Property Investors, Ltd.
PaineWebber Retail Property Investments
          Joint Venture
PaineWebber College Plaza, L.P.
PaineWebber Marion Towne, L.P.
c/o PaineWebber Properties Incorporated
265 Franklin Street, 16th Floor
Boston, MA  02110

     Re:  Amendment to Purchase and Sale Agreement (the "Sale
          Agreement") dated as of March 11, 1996 by and among Retail Property Investors, Inc., et al (collectively, the "Sellers") and Glimcher Realty Trust (the "Purchaser")


Gentlemen:

     Reference is made to (a) the Sale Agreement, as amended to date and
(b) that certain Deposit Escrow Agreement (the "Deposit Escrow Agent") dated as of March 11, 1996 by and among the Sellers, Purchaser and Lawyers Title Insurance Corporation (the "Deposit Escrow Agent"). All initially capitalized terms used herein shall have the meanings set forth in the Sale Agreement.

     By mutual agreement, the first sentence of Section 9.1 of the Sale Agreement is hereby deleted and the following replaced therefor:

          The Escrow Closing shall occur at the offices of Goodwin Procter & Hoar LLP, Exchange Place, Boston, MA at 10:00 am on June 13, 1996 (or such other date, time and place as may be mutually agreed upon by Sellers and Purchaser) (except as provided in the First Amendment, the "Escrow Closing Date"); provided, however, that Sellers and Purchaser shall each have the right to one extension of the date on which the Escrow Closing would occur without cost or penalty for a period of up to five (5) Business Days by notice to the other for the exclusive purpose of satisfying the conditions contained in Sections 10.1 and
          10.2 below.


     Attached hereto as Exhibit 1 is a copy of the extension of the expiration date of the Letter of Credit, the original of which has been delivered to the Deposit Escrow Agent under the terms and conditions of the Deposit Escrow Agreement. Execution of this letter agreement and delivery of an executed copy hereof to the Deposit Escrow Agent shall constitute the mutual written notice and instruction to the Deposit Escrow Agent regarding the extension of the expiration date of the Letter of Credit and of the change in the Escrow Closing Date.

     This letter agreement is executed as an instrument under seal in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.


                              GLIMCHER REALTY TRUST



                              By: /s/ George A. Schmidt
                                 ---------------------------
                                   Name:  George A. Schmidt
                                   Title: Secretary

AGREED TO AND ACKNOWLEDGED BY:

RETAIL PROPERTY INVESTORS, INC.


By: /s/ Lawrence A. Cohen
    ------------------------
     Name:  Lawrence A. Cohen
     Title: President and Chief Executive Officer

PAINEWEBBER RETAIL PROPERTY
  INVESTMENTS, LTD.

       By: Retail Property Investors, Inc.,
           General Partner


           By: /s/ Lawrence A. Cohen
               -------------------------
           Name:  Lawrence A. Cohen
           Title: President and Chief Executive Officer

PAINEWEBBER RETAIL PROPERTY
  INVESTMENTS JOINT VENTURE

       By: Retail Property Investors, Inc.,
             a Venturer thereof


           By: /s/ Lawrence A. Cohen
               -----------------------
           Name:  Lawrence A. Cohen
           Title: President and Chief Executive Officer

       By: PaineWebber Properties Incorporated,
             a Venturer thereof


           By: /s/ Lawrence A. Cohen
               ------------------------
           Name:  Lawrence A. Cohen
           Title: President and Chief Executive Officer

PAINEWEBBER COLLEGE PLAZA, L.P.

By: Retail Property Investors, Inc.,
    General Partner


    By: /s/ Lawrence A. Cohen
        ----------------------------
    Name:  Lawrence A. Cohen
    Title: President and Chief Executive Officer


PAINEWEBBER MARION TOWNE, L.P.

By: Retail Property Investors, Inc.,
    General Partner


    By: /s/ Lawrence A. Cohen
        -------------------------
    Name:  Lawrence A. Cohen
    Title: President and Chief Executive Officer


Acknowledged and Agreed to:

PAINEWEBBER INCORPORATED


By: /s/ Terrence E. Fancher
    --------------------------
Name:  Terrence E. Fancher
Title: Managing Director

                             Exhibit 1

Copy of the Instrument Extending the Expiration Date of the Letter of Credit

                           Glimcher Realty Trust
                           20 South Third Street
                           Columbus, Ohio  43215




                                             June 13, 1996



Retail Property Investors, Inc.
PaineWebber Retail Property Investors, Ltd.
PaineWebber Retail Property Investments
          Joint Venture
PaineWebber College Plaza, L.P.
PaineWebber Marion Towne, L.P.
c/o PaineWebber Properties Incorporated
265 Franklin Street, 16th Floor
Boston, MA  02110

          Re:  Amendment to Purchase and Sale Agreement
               (as amended to date, the "Sale
               Agreement") dated as of March 11, 1996 by and among Retail Property Investors,
               Inc., et al (collectively, the "Sellers") and Glimcher Realty Trust (the
               "Purchaser")

Gentlemen:

     Reference is made to (a) the Sale Agreement and (b) that certain Deposit Escrow Agreement (the "Deposit Escrow Agent") dated as of March 11, 1996 by and among the Sellers, Purchaser and Lawyers Title Insurance Corporation (the "Deposit Escrow Agent"). All initially capitalized terms used herein shall have the meanings set forth in the Sale Agreement.

     By mutual agreement, the first sentence of Section 9.1 of the Sale Agreement is hereby deleted and the following replaced therefor:

          The Escrow Closing shall occur at the offices of Goodwin Procter & Hoar LLP, Exchange Place, Boston, MA at 10:00 am on June 20, 1996 (or such other date, time and place as may be mutually agreed upon by Sellers and Purchaser) (except as provided in the First Amendment, the "Escrow Closing Date"); provided, however, that for the exclusive purpose of satisfying the conditions contained in Sections 10.1 and 10.2 below, either Sellers or Purchaser shall have the right to extend the date on which the Escrow Closing would occur without cost or penalty to not later than June 27, 1996 by written notice to the other.

     Section 3.1(b) of the Sale Agreement is hereby deleted and the following paragraph replaced therefor:

          (b) On the Escrow Closing Date, Purchaser shall deliver to Closing Escrow Agent, at Purchaser's option, by wire transfer of immediately available federal funds and/or in the form of an irrevocable, standby letter of credit issued by The Huntington National Bank (or such other financial institution as may be acceptable to Sellers, in their sole and absolute discretion) with an expiration date not earlier than the Outside Date that in the aggregate are an amount (the "Escrowed Purchase Price") equal to the Purchase Price less any portion of the Deposit made in immediately available federal funds which are delivered to the Closing Escrow Agent as part of the Escrow Closing Cash Deposit under the terms and conditions of the Closing Escrow Agreement less the principal balance of the Assumed Indebtedness outstanding on the date upon which the Escrow Closing occurs plus all of Purchaser's closing costs described in Section 13.6 below. On the Escrow Closing Date, Purchaser shall be entitled to receive from Deposit Escrow Agent any letter of credit delivered as part of the Deposit.

     Sellers and Purchaser hereby agree that the third paragraph of that certain letter agreement among the Purchaser and the Sellers dated as of May 14, 1996 is hereby deleted.

     Sellers and Purchaser hereby agree that the following shall be added to section 6E of the Management Agreement to be executed at the Escrow Closing: ", together with the Cash Flow attributed to the period from May 14, 1996 through the Escrow Closing Date; provided, however, that if the Escrow Closing does not commence on June 20, 1996 the Cash Flow attributed to the period from June 20, 1996 through the Escrow Closing Date shall be excluded."

     Execution of this letter agreement and delivery of an executed copy hereof to the Deposit Escrow Agent shall constitute the mutual written notice to the Deposit Escrow Agent regarding the change in the Escrow Closing Date.

     This letter agreement is executed as an instrument under seal in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

                              GLIMCHER REALTY TRUST


                              By: /s/ Herbert Glimcher
                                  ------------------------
                              Name:  Herbert Glimcher
                              Title: Chairman


[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

AGREED TO AND ACKNOWLEDGED BY:

RETAIL PROPERTY INVESTORS, INC.


By: /s/ Lawrence A. Cohen
    -------------------------
Name:  Lawrence A. Cohen
Title: President and Chief Executive Officer

PAINEWEBBER RETAIL PROPERTY
  INVESTMENTS, LTD.

       By: Retail Property Investors, Inc.,
           General Partner


           By: /s/ Lawrence A. Cohen
               ----------------------
           Name:  Lawrence A. Cohen
           Title: President and Chief Executive Officer

PAINEWEBBER RETAIL PROPERTY
  INVESTMENTS JOINT VENTURE

       By: Retail Property Investors, Inc.,
             a Venturer thereof


           By: /s/ Lawrence A. Cohen
               -------------------------
           Name:  Lawrence A. Cohen
           Title: President and Chief Executive Officer


       By: PaineWebber Properties Incorporated,
             a Venturer thereof


           By: /s/ Lawrence A. Cohen
               ------------------------
           Name:  Lawrence A. Cohen
           Title: President and Chief Executive Officer

PAINEWEBBER COLLEGE PLAZA, L.P.

By: Retail Property Investors, Inc.,
    General Partner


    By: /s/ Lawrence A. Cohen
        ----------------------------
    Name:  Lawrence A. Cohen
    Title: President and Chief Executive Officer


PAINEWEBBER MARION TOWNE, L.P.

By: Retail Property Investors, Inc.,
    General Partner


    By: /s/ Lawrence A. Cohen
        ---------------------------
    Name:  Lawrence A. Cohen
    Title: President and Chief Executive Officer


Acknowledged and Agreed to:

PAINEWEBBER INCORPORATED


By: /s/ Terrence E. Fancher
    --------------------------
Name:  Terrence E. Fancher
Title: Managing Director

                          Glimcher Realty Trust
                          20 South Third Street
                          Columbus, Ohio  43215




                                             June 19, 1996



Retail Property Investors, Inc.
PaineWebber Retail Property Investors, Ltd.
PaineWebber Retail Property Investments
     Joint Venture
PaineWebber College Plaza, L.P.
PaineWebber Marion Towne, L.P.
c/o PaineWebber Properties Incorporated
265 Franklin Street, 16th Floor
Boston, MA  02110

          Re: Amendment to Purchase and Sale Agreement (as amended to date, the "Sale Agreement") dated as of March 11, 1996 by and among Retail Property Investors, Inc., et al (collectively, the "Sellers") and Glimcher Realty Trust (the "Purchaser")


Gentlemen:

     Reference is made to (a) the Sale Agreement and (b) that certain Deposit Escrow Agreement (the "Deposit Escrow Agent") dated as of March 11, 1996 by and among the Sellers, Purchaser and Lawyers Title Insurance Corporation (the "Deposit Escrow Agent"). All initially capitalized terms used herein shall have the meanings set forth in the Sale Agreement.

     Sellers and Purchaser hereby mutually agree to commence the Escrow Closing on June 24, 1996 in the offices of Goodwin Procter & Hoar LLP, Exchange Place, Boston, MA at 10:00 am; provided, however, that nothing contained herein is intended to extend the Escrow Closing Date, time remaining of the essence of the Sale Agreement.

     By mutual agreement, the first sentence of Section 9.1 of the Sale Agreement is hereby deleted and the following replaced therefor:

          The Escrow Closing shall occur at the offices of Goodwin Procter & Hoar LLP, Exchange Place, Boston, MA at 10:00 am on June 27, 1996 (or such other date, time and place as may be mutually agreed upon by Sellers and Purchaser) (the "Escrow Closing Date").

     Sellers and Purchaser hereby agree that the final clause of
Section 6E of the Management Agreement to be executed at the Escrow Closing (added by letter agreement dated June 13, 1996) shall be as follows: ", together with the Cash Flow attributed to the period from May 14, 1996 through the Escrow Closing Date."

       Sellers and Purchaser hereby agree that the last two sentences of Section 10.3 of the Sale Agreement are hereby deleted and the following are replaced therefor:

          In the event immediately available federal funds are held in escrow under the Closing Escrow Agreement, (a) Purchaser shall be entitled to the interest earned on the portion of the Escrowed Purchase Price which will be paid to parties other than Sellers, and (b) Sellers shall be entitled to the interest on the remaining portion of the Escrowed Purchase Price with interest being deemed to begin to accrue as of June 20, 1996. In the event immediately available federal funds are not held in escrow under the Closing Escrow Agreement Purchaser shall pay to Sellers at Closing an amount (the "Interest Factor") equal to the product of that portion of the Escrowed Purchase Price paid to Sellers at the Closing multiplied by an interest rate per annum equal to the six (6) month U.S. Treasury Bill rate published in the Wall Street Journal on June 20, 1996 for the number of days from June 20, 1996 through and including the Closing Date.

     Sellers and Purchaser hereby delete Section 13.2 of the Sale
Agreement and replace the following therefor:

          13.2 Rents. Sellers and Purchaser shall prorate at Escrow Closing all base or fixed rents ("Basic Rents") and any escalations or pass through of operating and other similar expenses ("Additional Rents") and any prepaid Basic Rents or Additional Rents received from all tenants and occupants of the Properties as of the Escrow Closing Date for the month in which the Escrow Closing occurs.

               All prorations and adjustments made hereunder will be made based upon the number of days of ownership of each party in the period to which the payment or billing relates, treating the Escrow Closing Date as the date of transfer of ownership if the Closing occurs.

               Amounts payable by tenants and occupants of the Properties relating to sales made or gross receipts realized during the year in which the Escrow Closing Date occurs ("Percentage Rents") shall not be adjusted for at Escrow Closing but rather shall be adjusted within thirty (30) days of receipt of such amounts from the applicable tenants of the Projects.


               In addition, (i) all Basic Rents, Additional Rents and Percentage Rents uncollected as of the Escrow Closing Date and owed by tenants or occupants of the Properties on the Escrow Closing Date for any period during the three (3) months immediately preceding the Escrow Closing Date, (ii) any monies due under promissory notes owed by tenants or occupants of the Properties which are not included in clause (i) and
          (iii) of this paragraph, a list of which is attached hereto and (iii) any monies otherwise due to Sellers for aged receivables listed on the May 31, 1996 Aged Account Receivable Report, a property level summary of which is attached hereto (collectively, (i), (ii) and (iii), the "Past Due Rent"), shall be reimbursed to Sellers by Purchaser following Purchaser's collection thereof, provided that all Basic Rents, Additional Rents and Percentage Rents collected by Purchaser shall be applied first to the month in which the Escrow Closing occurs (if not previously collected), then to the current rents due and payable and finally to Past Due Rent; provided, however, that for purposes of the foregoing application, prepayments of Basic Rents, Additional Rents and Percentage Rents shall be applied to the immediately succeeding month prior to being applied to Past Due Rent.

               All Additional Rents collected by Purchaser on and after the Escrow Closing Date which are not due and payable on the Escrow Closing Date shall be prorated based upon the number of days in the period to which the payment or billing therefor relates. Purchaser shall use reasonable efforts to collect (i) all Past Due Rent and (ii) all Additional Rents on and after the Escrow Closing Date which are not due and payable on the Escrow Closing Date in the usual course of operation of the Properties, and any such amounts shall be paid to Sellers within ten (10) Business Days following the end of the month in which collection thereof occurred, after deducting the reasonable expenses incurred in connection with the collection thereof.

               Sellers shall retain all rights relating to all Basic Rents, Additional Rents and Percentage Rents not included in Past Due Rents which are owed by non-occupants of the Properties on the Escrow Closing Date for any period prior to the Escrow Closing Date (including the right to collect such rents and charges), and there shall be no proration of the same as between Sellers and Purchaser. If any such amounts are paid to Purchaser they shall be promptly remitted to Sellers.

     Execution of this letter agreement and delivery of an executed copy hereof to the Deposit Escrow Agent shall constitute the mutual written notice to the Deposit Escrow Agent regarding the change in the Escrow Closing Date and the commencement of the Escrow Closing.

     This letter agreement is executed as an instrument under seal in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.


                              By: /s/ Herbert Glimcher
                                  -------------------------
                                  Name:   Herbert Glimcher
                                  Title:  Chairman

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

AGREED TO AND ACKNOWLEDGED BY:

RETAIL PROPERTY INVESTORS, INC.


By: /s/ Lawrence A. Cohen
    ----------------------
Name:  Lawrence A. Cohen
Title: President and Chief Executive Officer

PAINEWEBBER RETAIL PROPERTY
  INVESTMENTS, LTD.

       By: Retail Property Investors, Inc.,
           General Partner


           By: /s/ Lawrence A. Cohen
               ----------------------
           Name:  Lawrence A. Cohen
           Title: President and Chief Executive Officer

PAINEWEBBER RETAIL PROPERTY
  INVESTMENTS JOINT VENTURE

       By: Retail Property Investors, Inc.,
             a Venturer thereof


           By: /s/ Lawrence A. Cohen
               ----------------------
           Name:  Lawrence A. Cohen
           Title: President and Chief Executive Officer

       By:  PaineWebber Properties Incorporated,
             a Venturer thereof


           By: /s/ Lawrence A. Cohen
               ----------------------
           Name:  Lawrence A. Cohen
           Title: President and Chief Executive Officer

PAINEWEBBER COLLEGE PLAZA, L.P.

By: Retail Property Investors, Inc.,
       General Partner


    By: /s/ Lawrence A. Cohen
        -------------------------
    Name:  Lawrence A. Cohen
    Title: President and Chief Executive Officer


PAINEWEBBER MARION TOWNE, L.P.

By: Retail Property Investors, Inc.,
    General Partner


    By: /s/ Lawrence A. Cohen
        ----------------------
    Name:  Lawrence A. Cohen
    Title: President and Chief Executive Officer


Acknowledged and Agreed to:

PAINEWEBBER INCORPORATED


By: /s/ Terrence E. Fancher
    ----------------------------
Name:  Terrence E. Fancher
Title: Managing Director

    Any dispute subject to the provisions of this section shall be finally settled by arbitration conducted expeditiously in accordance with the Center for Public Resources Rules for Nonadministered Arbitration of Business Disputes (the "CPR Rules"). The Center for Public Resources shall appoint a neutral advisor from its National CPR Panel. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Boston, Massachusetts.

    Such proceedings shall be administered by the neutral advisor in accordance with the CPR Rules as he/she deems appropriate, however, such proceedings shall be guided by the following agreed upon procedures:

       i. mandatory exchange of all relevant documents, to be accomplished within ten (10) days of the initiation of the procedure;

       ii# no other discovery;

       iii. hearings before the neutral advisor which shall consist of a summary presentation by each side of not more than three hours; such hearings to take place on one or two days at a maximum and if at all possible shall take place not longer than twenty (20) days after the initial request for arbitration; and

       iv. decision to be rendered not more than ten (10) days following such hearings.

              Glimcher Properties Limited Partnership
                       20 South Third Street
                       Columbus, Ohio 43215




                                             June 27, 1996




Retail Property Investors, Inc.
PaineWebber Property Investors, Ltd.
PaineWebber Retail Property
  Investments Joint Venture
PaineWebber College Plaza, L.P.
PaineWebber Marion Towne, L.P.
c/o PaineWebber Properties Incorporated
265 Franklin Street
Boston, MA 02110

    Re: Purchase and Sale Agreement dated as of March 11, 1996 by and among Retail Property Investors, Inc., et al.
           and Glimcher Realty Trust ("GRT"), as amended and as assigned by GRT to Glimcher Properties Limited
           Partnership
       (the "Sale Agreement")

Gentlemen:

    Reference is made to the above-mentioned Sale Agreement. All initially capitalized terms used herein shall have the meanings set forth in the Sale Agreement. We have agreed, as set forth in the May 14, 1996 Letter Agreement modifying the Sale Agreement, that the Purchase Price shall be allocated among the Properties (solely for federal, state and local tax reporting purposes) as set forth on the attached Schedule.

    Please execute this letter in the place indicated below to confirm that the foregoing represents our mutual understanding.

                       GLIMCHER PROPERTIES LIMITED PARTNERSHIP

                       By:  Glimcher Properties Corporation,
                       general partner

                            By: /s/ Fred A. Zantello
                                ------------------------
                            Name:  Fred A. Zantello
                            Title: Executive Vice President



AGREED TO AND ACKNOWLEDGED BY:

RETAIL PROPERTY INVESTORS, INC.


By: /s/ Lawrence A. Cohen
    ------------------------
Name:  Lawrence A. Cohen
Title: President and Chief Executive Officer

PAINEWEBBER RETAIL PROPERTY
  INVESTMENTS, LTD.

       By: Retail Property Investors, Inc.,
           General Partner


           By: /s/ Lawrence A. Cohen
               -------------------------
           Name:  Lawrence A. Cohen
           Title: President and Chief Executive Officer

PAINEWEBBER RETAIL PROPERTY
  INVESTMENTS JOINT VENTURE

       By: Retail Property Investors, Inc.,
           a Venturer thereof


           By: /s/ Lawrence A. Cohen
               -------------------------
           Name:  Lawrence A. Cohen
           Title: President and Chief Executive Officer

       By: PaineWebber Properties Incorporated,
           a Venturer thereof


           By: /s/ Lawrence A. Cohen
               ------------------------
           Name:  Lawrence A. Cohen
           Title: President and Chief Executive Officer

PAINEWEBBER COLLEGE PLAZA, L.P.

By: Retail Property Investors, Inc.,
    General Partner


    By: /s/ Lawrence A. Cohen
       -------------------------
    Name:  Lawrence A. Cohen
    Title: President and Chief Executive Officer


PAINEWEBBER MARION TOWNE, L.P.

By: Retail Property Investors, Inc.,
    General Partner


    By: /s/ Lawrence A. Cohen
        ----------------------------
    Name:  Lawrence A. Cohen
    Title: President and Chief Executive Officer

              Glimcher Properties Limited Partnership
                       20 South Third Street
                       Columbus, Ohio 43215




                                                  June 27, 1996




Retail Property Investors, Inc.
PaineWebber Property Investors, Ltd.
PaineWebber Retail Property
  Investments Joint Venture
PaineWebber College Plaza, L.P.
PaineWebber Marion Towne, L.P.
c/o PaineWebber Properties Incorporated
265 Franklin Street
Boston, MA 02110

          Re:  Purchase and Sale Agreement dated as
               of March 11, 1996 by and among
               Retail Property Investors, Inc., et
               al. and Glimcher Realty Trust
               ("GRT"), as amended and as assigned
               by GRT to Glimcher Properties
               Limited Partnership (the "Sale
               Agreement")


Gentlemen:

     Reference is made to the above-mentioned Sale Agreement. All initially capitalized terms used herein shall have the meanings set forth in the Sale Agreement. We have agreed, as set forth in the May 14, 1996 Letter Agreement modifying the Sale Agreement, that the Purchase Price shall be allocated among the Properties (solely for federal, state and local tax reporting purposes) as set forth on the attached Schedule.

     Please execute this letter in the place indicated below to confirm that the foregoing represents our mutual understanding.


                       GLIMCHER PROPERTIES LIMITED PARTNERSHIP

                       By:  Glimcher Properties Corporation,
                       general partner

                         By: /s/ Fred A. Zantello
                             ---------------------
                         Name:  Fred A. Zantello
                         Title: Executive Vice President


AGREED TO AND ACKNOWLEDGED BY:

RETAIL PROPERTY INVESTORS, INC.


By: /s/ Lawrence A. Cohen
    ----------------------
Name:  Lawrence A. Cohen
Title: President and Chief Executive Officer

PAINEWEBBER RETAIL PROPERTY
  INVESTMENTS, LTD.

       By: Retail Property Investors, Inc.,
           General Partner


           By: /s/ Lawrence A. Cohen
               ------------------------
           Name:  Lawrence A. Cohen
           Title: President and Chief Executive Officer

PAINEWEBBER RETAIL PROPERTY
  INVESTMENTS JOINT VENTURE

       By: Retail Property Investors, Inc.,
           a Venturer thereof


           By: /s/ Lawrence A. Cohen
               -------------------------
           Name:  Lawrence A. Cohen
           Title: President and Chief Executive Officer

       By: PaineWebber Properties Incorporated,
           a Venturer thereof


           By: /s/ Lawrence A. Cohen
               -------------------------
           Name:  Lawrence A. Cohen
           Title: President and Chief Executive Officer

PAINEWEBBER COLLEGE PLAZA, L.P.

By: Retail Property Investors, Inc.,
    General Partner


    By: /s/ Lawrence A. Cohen
        -----------------------
    Name:  Lawrence A. Cohen
    Title: President and Chief Executive Officer


PAINEWEBBER MARION TOWNE, L.P.

By: Retail Property Investors, Inc.,
    General Partner


    By: /s/ Lawrence A. Cohen
        ---------------------
    Name:  Lawrence A. Cohen
    Title: President and Chief Executive Officer

Schedule 3.2

Allocation of Purchase Price

             Property                   Allocation of
                                Purchase Price for Tax Purposes

          Artesian Square                 7,033,595
          Audobon Village                 5,614,525
          Aviation Plaza                  8,553,531
          Barren River                   11,267,573
          Crossing Meadows               12,446,694
          Crossroads Centre               8,283,772
          Cumberland Crossing             6,729,637
          East Pointe Plaza              12,129,256
          Lexington Parkway               9,453,598
          Logan Place                     3,368,504
          Marion Towne Center             7,264,482
          Roane County Plaza              5,880,169
          Southside Plaza                 9,262,160
          Village Plaza                  23,408,448
          College Plaza                  10,328,415
          Cross Creek Plaza              12,708,525
          Cypress Bay Plaza              10,795,423
          Franklin Square                 9,380,038
          Sycamore Square                 3,092,717
          Walterboro                      6,006,150
          Applewood Village               3,867,787
          Piedmont Plaza                 10,125,000
          Total:                        196,999,999

                    Glimcher Realty Trust
            Glimcher Properties Limited Partnership
                    20 South Third Street
                    Columbus, Ohio  43215




                                             October 16, 1996



Retail Property Investors, Inc.
PaineWebber Retail Property Investors, Ltd.
PaineWebber Retail Property Investments
     Joint Venture
PaineWebber College Plaza, L.P.
PaineWebber Marion Towne, L.P.
c/o PaineWebber Properties Incorporated
265 Franklin Street, 16th Floor
Boston, MA  02110

     Re: Purchase and Sale Agreement (as amended to date, the "Sale Agreement") dated as of March 11, 1996 by and among Retail Property Investors, Inc., et al
          (collectively, the "Sellers") and Glimcher Realty Trust
          (the "GRT")


Gentlemen:

     Reference is made to (a) the Sale Agreement and (b) that certain Closing Escrow Agreement (the "Closing Escrow Agreement") dated as of June 27, 1996 by and among the Sellers, GRT, Glimcher Properties Limited Partnership (the "Purchaser") and Lawyers Title Insurance Corporation (the "Closing Escrow Agent"). Each initially capitalized term used herein and not otherwise defined shall have the meaning ascribed thereto in the Closing Escrow Agreement.

     The Sellers' Closing Notice has been given and the Closing Escrow Agent has been instructed to complete the Equity Disbursement and to thereafter take the actions described on Schedule B-2 to the Closing Escrow Agreement, each as modified by the Closing Statement attached hereto as Schedule 2. Closing Escrow Agent agrees to make the Equity Disbursement in accordance with the instructions listed on Schedule 1 attached hereto.

     Sellers, Purchaser and GRT hereby agree upon the adjustments contained in the settlement statement attached hereto as Schedule
2 (the "Closing Statement").

     Purchaser and GRT have instructed the applicable Seller to execute and deliver the lease amendments listed on Schedule 3 attached hereto (in the form attached to the June 27, 1996 letter agreement constituting part of the Sale Agreement (the "June 27 Amendment")). The applicable Seller shall execute and deliver such lease amendments in full satisfaction of Sellers' obligations with respect to those lease amendments under the June 27 Amendment. Purchaser and GRT recognize that the holders of the Assumed Indebtedness listed on Schedule 3 have not consented to the execution and delivery of the applicable lease amendment and Purchaser and GRT hereby acknowledge and agree that the execution and delivery of the lease amendments together with all consequences thereof is and shall be Purchaser's sole
responsibility.   GRT hereby agrees that any damages and/or
liabilities incurred by Sellers by reason of the applicable Seller's execution of such lease amendments are hereby included in GRT's obligation to indemnify, defend and hold Sellers harmless under that certain Indemnification Agreement dated June 27, 1996 from GRT to Sellers (the "Indemnification Agreement").

     Purchaser and GRT recognize that the holder of the Assumed Indebtedness on Applewood has required that the management be retained by Regency unless and until a comparable level of management ability is demonstrated by the new ownership.
Purchaser and GRT hereby acknowledge and agree that the failure to comply with such holder's requirement together with all consequences thereof is and shall be Purchaser's sole
responsibility.   GRT hereby agrees that any damages and/or
liabilities incurred by Sellers by reason of the Purchaser's failure to comply with the holder's requirements are hereby included in GRT's obligation to indemnify, defend and hold Sellers harmless under the Indemnification Agreement.

     Purchaser hereby acknowledges receipt of an appropriate credit in the Closing Statement as complete and full compensation for the Sellers' liability arising from the existence of phenolic foam insulation at the Properties known as Barren River Plaza and Applewood and hereby releases and waives any right or claim that Purchaser might have under the Sale Agreement or the Management Agreement or otherwise against the Sellers arising from the existence of phenolic foam insulation at such Properties. Sellers hereby assign and transfer to Purchaser for the benefit of Purchaser any and all rights or claims held by Sellers under any warranty, express or implied, or otherwise arising from the existence of phenolic foam insulation at the Properties known as Barren River Plaza and Applewood. To the extent Sellers, Purchaser and the manufacturer of the phenolic foam insulation have not entered into a written agreement regarding the remediation thereof, Purchaser is entitled to negotiate directly with the manufacturer and Sellers have no further obligations with respect thereto.

     Purchaser hereby acknowledges receipt of an appropriate credit in the Closing Statement as complete and full compensation under the Sale Agreement and the Management Agreement for the Sellers' responsibility for expenditures under the Capital Budget (as defined in the Sale Agreement).

     Sellers acknowledge and agree that Net Cash Flow under the Management Agreement has been reconciled and agreed upon through July 31, 1996 outside of the Closing Statement. Within five (5) Business Days after the date hereof Purchaser shall calculate the Net Cash Flow for the months of August and September, 1996, provide the Sellers with all backup therefor and remit Past Due Rents to Sellers in accordance with the terms of the Sale Agreement. Within fifteen (15) days after October 31, 1996 Purchaser shall calculate the Net Cash Flow for the month of October, 1996, provide Sellers with all back up therefor and remit Past Due Rents (to the extent collected) to Sellers in accordance with the terms of the Sale Agreement. To the extent that adjustments and prorations have not been made for such items on the Closing Statement, Net Cash Flow shall be calculated and Purchaser shall be entitled to retain such Net Cash Flow (consistent with the prior calculations of Net Cash Flow) in accordance with the terms of the Sale Agreement and the Management Agreement. Purchaser agrees to provide Sellers with evidence of its reasonable efforts to collect all Past Due Rent (i.e., provide copies of letters to tenants and provide copies of reports regarding follow up phone calls and cash receipts and aged delinquency reports etc.).

     Purchaser and Sellers have agreed that Closing Escrow Agent shall hold out of the Equity Distribution 150% of the amount of the mechanic's lien listed on Schedule 4 attached hereto in escrow pending resolution or release of the lien. Sellers believe that the obligation to satisfy the lien is the tenant's obligation. Purchaser agrees to use diligent efforts to cause the tenant to satisfy or discharge the lien (but Purchaser shall not be required to incur any expense, commence any litigation or terminate the lease). In the event, despite such diligent efforts, such tenant has not satisfied or discharged or caused the satisfaction or discharge of the lien within thirty (30) days from the date hereof, Sellers shall have the right to sue the tenant. Purchaser agrees to cooperate, at Sellers' expense, with Sellers in the pursuit of any such suit. In the event the lien has been satisfied or discharged on or before December 31, 1996, Closing Escrow Agent shall return said escrow to Sellers within five (5) business days of the resolution thereof. In the event the lien has not been satisfied or discharged on or before December 31, 1996, Closing Escrow Agent shall have the right to pay said lien from said escrow. In any event, after the payment or satisfaction of the lien, the Closing Escrow Agent shall return any escrow balance to the Sellers or their designee. In the event the lien is satisfied or discharged out of the escrow established hereunder, Purchaser shall use diligent efforts (but Purchaser shall not be required to incur any expense, commence any litigation or terminate the lease) to seek reimbursement from said tenant and upon receipt of such reimbursement shall promptly reimburse Sellers or their designee.

     Sellers have (at their cost and expense) previously delivered to Purchaser and/or GRT copies of leases, contracts, plans and specifications for the Properties. Purchaser has requested that the Sellers' original counterparts be delivered to the Purchaser. To the extent that Sellers have originals of such documents and materials, they will deliver such originals to Purchaser. Purchaser hereby agrees to use its diligent efforts to return copies of the leases, contracts, plans and specifications to the Sellers. To the extent that Purchaser does not return such copies, Purchaser hereby agrees to provide copies of any and all such documents and materials to Sellers promptly after written request therefor.

     This letter agreement is executed as an instrument under seal in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.


                          GLIMCHER REALTY TRUST


                          By: /s/ George A. Schmidt
                              -------------------------
                          Name: George A. Schmidt, Secretary


                          GLIMCHER PROPERTIES LIMITED PARTNERSHIP

                          By: Glimcher Properties Corporation,
                              general partner

                              By: /s/ George A. Schmidt
                                  ----------------------------

                              Name: George A. Schmidt, Secretary

Acknowledged and Agreed:

LAWYERS TITLE INSURANCE CORPORATION


By:  /s/ Christopher J. Bruno
     -------------------------
Name:  Christopher J. Bruno
Title: Counsel

        [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

RETAIL PROPERTY INVESTORS, INC.


By: /s/ Walter V. Arnold
    ------------------------
Name:  Walter V. Arnold
Title: Senior Vice President

PAINEWEBBER RETAIL PROPERTY
  INVESTMENTS, LTD.

       By: Retail Property Investors, Inc.,
           General Partner


           By: /s/ Lawrence A. Cohen
               ------------------------
           Name:  Walter V. Arnold
           Title: Senior Vice President


PAINEWEBBER RETAIL PROPERTY
  INVESTMENTS JOINT VENTURE

       By: Retail Property Investors, Inc.,
           a Venturer thereof


           By: /s/ Walter V. Arnold
               -------------------------
           Name:  Walter V. Arnold
           Title:  Senior Vice President


       By: PaineWebber Properties Incorporated,
           a Venturer thereof


           By: /s/ Walter V. Arnold
               ------------------------
           Name:  Walter V. Arnold
           Title: Senior Vice President


PAINEWEBBER COLLEGE PLAZA, L.P.

By: Retail Property Investors, Inc.,
    General Partner


    By: /s/ Walter V. Arnold
        -----------------------
    Name:  Walter V. Arnold
    Title: Senior Vice President


PAINEWEBBER MARION TOWNE, L.P.

By: Retail Property Investors, Inc.,
    General Partner


    By: /s/ Walter V. Arnold
        -----------------------
    Name:  Walter V. Arnold
    Title: Senior Vice President

                            Schedule 1

             Disbursement Instructions attached hereto

     $36,370,502.72 disbursement to RPI in accordance with the wire instructions attached hereto in the amount contained in the Closing Statement attached hereto as Schedule 2.

                            Schedule 2

                 Closing Statement attached hereto


     Third party disbursements are contained on page 3 of the Closing Statement attached hereto.

                            Schedule 3


                         Lease Amendments


Property            Lease Amendment                    Holder of
Assumed                                               Indebtedness

Artesian Square     Fourth Amendment to Lease          Travelers
                    Agreement
East Pointe Plaza   Third Amendment to Lease           Nationwide
                    Agreement

                            Schedule 4

                  Description of Mechanic's Lien


     Sam Givens, d/b/a Captain Sam's Seafood Restaurant -
Walterboro Plaza, S.C.

              Glimcher Properties Limited Partnership
                       20 South Third Street
                       Columbus, Ohio 43215




                                                  October 17, 1996





Retail Property Investors, Inc.
PaineWebber Property Investors, Ltd.
PaineWebber Retail Property
  Investments Joint Venture
PaineWebber College Plaza, L.P.
PaineWebber Marion Towne, L.P.
c/o PaineWebber Properties Incorporated
265 Franklin Street
Boston, MA 02110

          Re:  Purchase and Sale Agreement dated as
               of March 11, 1996 by and among
               Retail Property Investors, Inc., et
               al. and Glimcher Realty Trust
               ("GRT"), as amended and as assigned
               by GRT to Glimcher Properties
               Limited Partnership (the "Sale
               Agreement")


Gentlemen:


     Reference is made to the above-mentioned Sale Agreement. All initially capitalized terms used herein shall have the meanings set forth in the Sale Agreement. Our prior agreement dated June 27, 1996 to the contrary notwithstanding, we have agreed, as set forth in the May 14, 1996 Letter Agreement modifying the Sale Agreement, that the Purchase Price shall be allocated among the Properties (solely for federal, state and local tax reporting purposes) as set forth on the attached Schedule.

     Please execute this letter in the place indicated below to confirm that the foregoing represents our mutual understanding.

                       GLIMCHER PROPERTIES LIMITED PARTNERSHIP

                       By:  Glimcher Properties Corporation,
                       general partner

                            By: /s/ George A. Schmidt
                                ----------------------
                            Name:  George A. Schmidt
                            Title: Secretary


              [Remainder of Page Intentionally Blank]

Allocation of Purchase Price as of Closing


               Property         Allocation of Purchase
                                Price for Tax Purposes

            Artesian Square       7,233,595
            Audobon Village       5,814,525
            Aviation Plaza        8,753,531
            Barren River          11,667,573
            Crossing Meadows      12,846,694
            Crossroads Centre     8,483,772
            Cumberland Crossing   6,929,637
            East Pointe Plaza     12,129,256
            Lexington Parkway     9,653,598
            Logan Place           3,468,504
            Marion Towne Center   7,264,482
            Roane County Plaza    6,080,169
            Southside Plaza       9,262,160
            Village Plaza         21,108,448
            College Plaza         10,328,415
            Cross Creek Plaza     12,708,525
            Cypress Bay Plaza     10,795,423
            Franklin Square       9,380,038
            Sycamore Square       3,092,717
            Walterboro            6,006,150
            Applewood Village     3,867,787
            Piedmont Plaza        10,125,000
            Total:                196,999,999